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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 7, 2002

                                 SWS GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


         DELAWARE                 No. 0-19483                No. 75-2040825

(State or other jurisdiction      (Commission                (IRS employer
      of incorporation)           File Number)             Identification No.)
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                           1201 ELM STREET, SUITE 3500
                               DALLAS, TEXAS 75270
          (Address, including zip code, of principal executive office)
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        Registrants' telephone number, including area code: 214-859-1800

                                 Not applicable
                             -----------------------
           (Registrant's former address of principal executive office)

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Item 5.   OTHER EVENTS

The SWS Group, Inc. (the "Company") Board of Directors has set a record date of June 17, 2002 and a distribution date of June 28, 2002 for the Company to spin off the holding company of its asset management and trust subsidiaries - Westwood Holdings Group, Inc. ("Westwood") - as a separate public company.

Westwood has filed its final registration statement on Form 10 with the SEC and the SEC has declared the registration statement effective, clearing the way for the Company to announce the dates for completing the transaction.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. Exhibit 99.  SWS Group, Inc. Press Release issued June 7, 2002.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SWS GROUP, INC.
                            Date: June 11, 2002


                        By: /s/ Stacy Hodges
                            ----------------------------------
                            Stacy Hodges
                            Executive Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION OF EXHIBIT

99                SWS Group, Inc. Press Release
                  Issued June 7, 2002